UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

PUMA BIOTECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150 Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)

(424) 248-6500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PBYI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 17, 2023, the Board of Directors (the “Board”) of Puma Biotechnology, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Third Amended and Restated Bylaws (as so amended, the “Bylaws”). Among the amendments contained in the Bylaws are the following:

●
Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

●	Provide that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board.

●
With respect to advance notice disclosure requirements, require a stockholder proposing business or nominating directors to provide additional information about the stockholder, including additional information about the stockholder’s ownership of securities in the Company (including ownership of derivative securities) and material litigation, relationships and interests in material agreements with or involving the Company, and require a stockholder nominating directors to provide additional information about any candidate the stockholder proposes to nominate for election as a director.

●
Make certain other updates, including technical, ministerial, clarifying and conforming changes, including, without limitation, to align with language used in certain provisions of the Delaware General Corporation Law and the Exchange Act.

The Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1 104.1	Fourth Amended and Restated Bylaws of Puma Biotechnology, Inc., as adopted on August 17, 2023. Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: August 18, 2023	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President